-------------------
                                GREENWICH STREET
                              MUNICIPAL FUND INC.
                              -------------------



                                QUARTERLY REPORT

                                 August 31, 1996


                                  SMITH BARNEY
                                  ------------

                       A Member of TravelersGroup [Logo]

                           Greenwich Street Municipal
                                    Fund Inc.

--------------------------------------------------------------------------------
                                 August 31, 1996
--------------------------------------------------------------------------------

Dear Shareholder:

     We are pleased to provide you with the first quarter report for the Greenwich Street Municipal Fund Inc. (the "Fund") for the three-month period ended August 31, 1996. Over the three-month period covered by this report, the Fund distributed dividends totaling $0.18 per share. The table below details the annualized distribution rates based on the Fund's August 31, 1996 net asset value (NAV) per share and New York Stock Exchange (NYSE) closing price:

                                                   Annualized
            Price Per Share                     Distribution Rate
            ---------------                     -----------------
            $11.98 (NAV)                              6.01%
            $11.75 (NYSE)                             6.13%

     For the three months ended August 31, 1996, the Fund had a negative total return on NAV of 0.19%. In comparison, closed end municipal bond funds posted an average total return of 2.22% for the same time period, as reported by Lipper Analytical Services, Inc. (Lipper is an independent fund tracking organization.)

     Municipal Bond Market Update

     Although this has been a challenging period for the fixed income markets, the municipal bond market has outperformed the U.S. government bond market. In our view, this can be attributed to the modest supply of municipal bonds that have been issued. In recent months, investors have been seeking to reinvest proceeds of municipal bonds that have either matured or been called, back into the municipal bond market. However, at the same time, the supply of new issues has been far below recent averages, and is very close to the low for the year. This increased demand combined


----------------------------------      1      ---------------------------------
with light supply has caused municipal bond prices to stay higher, and yields to conversely remain lower, relative to those of U.S. Treasury securities.

     Fund's Investment Strategy

     The Fund had maintained a more defensive investment strategy from the end of 1995 up until May of 1996. We purchased higher coupon issues and shortened maturities so that at the beginning of 1996 we were in a position to protect the Fund's NAV in a rather hostile market environment. We maintained this conservative position through the middle of May until the yield on the 30-year U.S. Treasury bond rose above 7.10% and yields on high grade long-term municipal bonds rose above 6.20%. At this point we changed the Fund's investment strategy because we believed it was time to lock in those yields as we became more positive on the market. Since May, every time municipal bond yields have risen even close to those levels, we have added to our existing high grade discount coupon positions because we feel the market at these rates is quite attractive. In addition, we have added issues with longer maturities. As of August 31, 1996, the Fund's average weighted maturity was 23.5 years versus 22 years on May 31, 1996.

     As of August 31, 1996, approximately 91% of the Fund's holdings were rated investment grade (BBB/Baa and higher) by either Standard and Poor's Corporation or Moody's Investors Service Inc., with 51% of the Fund invested in AAA/Aaa bonds, the highest possible rating. (Standard and Poor's and Moody's are two major credit reporting and bond rating agencies.) The Fund's largest holdings are concentrated in general obligation bonds (15.0%), hospital bonds (14.4%), utility bonds (13.8%) and water/sewer bonds (12.1%).

     Municipal Bond Market Outlook

     Going forward, we expect the municipal bond market should benefit from a comfortably low inflation rate, a Federal Reserve that seems content with short-term rates right where they are, an economy that is not overly robust, and municipalities that are issuing new debt sparingly. For these reasons, we maintain a positive outlook on the market for the balance of 1996.

     As stated in our municipal bond market update, supply has been light, which has allowed municipal bonds to outperform government bonds for all of 1996, and should do so going forward. In our view, the rate of U.S.


----------------------------------      2      ---------------------------------
economic growth will moderate somewhat in the next quarter or two, and allow long-term rates to ease from their current levels. The market at today's levels is attractively priced and, with limited supply, provides investors with attractive after-tax yields. Furthermore, municipal bonds may offer capital appreciation possibilities if the economic numbers ease at all.

     In closing, thank you for investing in the Greenwich Street Municipal Fund Inc. We look forward to continuing to help you achieve your financial goals.



Sincerely,



/s/ Heath B. McLendon                       /s/ Joseph P. Deane

Heath B. McLendon                           Joseph P. Deane
Chairman and                                Vice President and
Chief Executive Officer                     Investment Officer


September 24, 1996


----------------------------------      3      ---------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                           August 31, 1996 (unaudited)
--------------------------------------------------------------------------------

      Face
     Amount      Rating                    Security                     Value
================================================================================

---------------------------------
Municipal Bonds and Notes -- 100%
---------------------------------

Alaska -- 2.0%
   $ 5,000,000   AA      Valdez Alaska Marine Terminal Revenue,
                            (BP Pipelines Inc. Project), Series A,
                            5.850% due 8/1/25(b)                    $  4,818,750
--------------------------------------------------------------------------------
California -- 11.1%
     1,235,000   AAA     California HFA, Home Mortgage
                            Revenue, Series B, MBIA-Insured,
                            5.700% due 2/1/25                          1,173,250
     1,000,000   A       California Pollution Control Financing
                            Authority, PCR, San Diego
                            Gas & Electric, Series A,
                            5.900% due 6/1/14                          1,011,250
     2,000,000   AAA     California State Public Works Board,
                            Department of Correction
                            California Prison, MBIA-Insured,
                            5.375% due 6/1/18                          1,852,500
     1,000,000   AAA     California Statewide Community
                            Development Authority, Auxilary
                            Corp., California State University,
                            AMBAC-Insured, 6.000% due 4/1/26           1,006,250
     2,000,000   AAA     East Bay California Municipal Utility
                            District No. 1, Series E, FGIC-Insured,
                            5.000% due 4/1/15                          1,792,500
     1,000,000   AAA     El Dorado County Public Agency
                            Financing Authority Revenue,
                            FGIC-Insured, 5.600% due 2/15/12             986,250
     2,195,000   AAA     Los Angeles, CA Wastewater Systems
                            Revenue, MBIA-Insured,
                            5.200% due 11/1/21                         1,986,475
     2,000,000   AAA     Los Angeles County, CA Metropolitan
                            Transportation Authority,
                            Sales Tax Revenue, FGIC-Insured,
                            5.625% due 7/1/18                          1,937,500
     3,000,000   AAA     Orange County, CA Recovery COP, Series A,
                            MBIA-Insured, 6.000% due 7/1/26            3,011,250
                         San Francisco, CA City and County Sewer
                            Revenue, FGIC-Insured:
     5,000,000   AAA         5.375% due 10/1/16                        4,706,250
     3,000,000   AAA         5.375% due 10/1/22                        2,760,000


                       See Notes to Financial Statements.

----------------------------------      4      ---------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                     August 31, 1996 (unaudited) (continued)
--------------------------------------------------------------------------------

      Face
     Amount      Rating                    Security                     Value
================================================================================

California -- 11.1% (continued)
   $ 5,000,000   AAA     San Jose California Redevelopment Agency,
                            (Merged Area Redevelopment Project),
                            MBIA-Insured, 5.000% due 8/1/20         $  4,437,500
--------------------------------------------------------------------------------
                                                                      26,660,975
--------------------------------------------------------------------------------
Colorado -- 3.5%
     3,000,000   Baa*    Arapahoe County, CO Capital Improvement,
                            Highway Revenue, Current Series E,
                            7.000% due 8/31/26                         3,165,000
                         Colorado Springs, CO Utilities Revenue,
                            Series A:
     1,855,000   AA          5.100% due 11/15/17                       1,669,500
     4,000,000   AA          5.125% due 11/15/23                       3,545,000
--------------------------------------------------------------------------------
                                                                       8,379,500
--------------------------------------------------------------------------------
Connecticut -- 2.8%
     2,000,000   AA-     Connecticut State GO, Series A,
                            5.800% due 3/15/13                         2,010,000
     5,000,000   AAA     Connecticut State Health & Education
                            Facility Authority Revenue,
                            Yale-New Haven Hospital, Series H,
                            MBIA-Insured, 5.700% due 7/1/25            4,812,500
--------------------------------------------------------------------------------
                                                                       6,822,500
--------------------------------------------------------------------------------
Florida -- 5.6%
     2,000,000   AAA     Dade County GO Unlimited Revenue Bonds,
                            Florida Seaport, 5.125% due 10/1/21        1,820,000
     3,000,000   AAA     Dade County, Florida School Board
                            CTFS Partnership, AMBAC-Insured,
                            5.600% 8/1/26                              2,865,000
     1,000,000   AAA     Escambia County, Florida School Board
                            Certificates, Series 1, MBIA-Insured,
                            5.500% due 2/1/16                            965,000
     2,000,000   AA      Florida State Dept. of Transportation, GO,
                            5.500% due 7/1/21                          1,900,000
     3,500,000   BBB-    Martin County, FL IDR, (Indiantown
                            Cogeneration Project),
                            7.875% due 12/15/25(a)(b)                  3,924,375
     1,000,000   A*      Martin County, FL Special Assessment
                            Revenue, 6.100% due 11/1/15(a)             1,006,250


                       See Notes to Financial Statements.

----------------------------------      5      ---------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                     August 31, 1996 (unaudited) (continued)
--------------------------------------------------------------------------------

      Face
     Amount      Rating                    Security                     Value
================================================================================

Florida -- 5.6% (continued)
   $ 1,000,000   AAA     Venice Florida Health Care Bon Secours
                            MBIA-Insured, 5.625% due 8/15/26        $    950,000
--------------------------------------------------------------------------------
                                                                      13,430,625
--------------------------------------------------------------------------------
Illinois -- 7.3%
     5,595,000   AAA     Chicago, IL Water Revenue, FGIC-Insured,
                            5.000% due 11/1/25                         4,776,731
                         Illinois Health Facilities Authority:
     7,000,000   AAA       Ingalls Health System Project,
                              MBIA-Insured, 6.250% due 5/15/24         7,113,750
     2,575,000   AAA       Rush Presbyterian Project, St. Lukes
                              Medical Facility, MBIA-Insured,
                              5.500% due 11/15/25                      2,340,031
     2,000,000   AAA       Sinai Health Systems, AMBAC-Insured,
                              6.000% due 2/15/24                       1,950,000
     1,500,000   AAA       Trinity Medical Center, FSA-Insured,
                              6.000% due 7/1/28                        1,485,000
--------------------------------------------------------------------------------
                                                                      17,665,512
--------------------------------------------------------------------------------
Indiana -- 1.7%
     1,500,000   Aaa*    Indiana State HFA, Single-Family
                            Mortgage Revenue, Series A-1,
                            6.250% due 7/1/28                          1,509,375
     2,500,000   AA-     Petersburg, IN Industrial PCR,
                            Indianapolis Power & Light Corp.,
                            6.625% due 12/1/24                         2,640,625
--------------------------------------------------------------------------------
                                                                       4,150,000
--------------------------------------------------------------------------------
Maryland -- 3.8%
    11,000,000   NR      Maryland State, Energy Financing,
                            Administration Solid Waste Disposal,
                            (Hagerstown Revenue Project),
                            9.000% due 10/15/16                        9,116,250
--------------------------------------------------------------------------------
Massachusetts -- 4.6%
     4,680,000   A+      Massachusetts Bay Transportation Authority,
                            Series B, 5.875% due 3/1/14                4,703,400
     1,500,000   A+      Massachusetts State Turnpike Authority,
                            Turnpike Revenue, Series A,
                            5.000% due 1/1/20                          1,293,750


                       See Notes to Financial Statements.

----------------------------------      6      ---------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                     August 31, 1996 (unaudited) (continued)
--------------------------------------------------------------------------------

      Face
     Amount      Rating                    Security                     Value
================================================================================

Massachusetts -- 4.6% (continued)
   $10,000,000   NR      Massachusetts State Industrial Financing
                            Agency Revenue, Massachusetts Recycling
                            Association, 9.000% due 8/1/16(a)       $  5,000,000
--------------------------------------------------------------------------------
                                                                      10,997,150
--------------------------------------------------------------------------------
Michigan -- 0.9%
     2,000,000   NR      Midland County, MI EDC, PCR,
                            Limited Obligation, Series B,
                            9.500% due 7/23/09(a)                      2,180,000
--------------------------------------------------------------------------------
Minnesota -- 3.5%
     6,400,000   AAA     Minnesota State Health & Educational
                            Facilities Authority,  Rental Housing,
                            Series D, MBIA-Insured,
                            5.950% due 2/1/18                          6,336,000
     2,000,000   AAA     Western Minnesota Muni Power
                            Agency, Series A, AMBAC-Insured,
                            5.400% due 1/1/09                          1,967,500
--------------------------------------------------------------------------------
                                                                       8,303,500
--------------------------------------------------------------------------------
Nevada -- 1.7%
     4,000,000   AAA     Clark County, NV School District, Series A,
                            MBIA-Insured, 5.875% due 6/15/14           4,005,000
--------------------------------------------------------------------------------
New York -- 16.8%
     4,000,000   BBB     City University of New York COP,
                            John Jay College, 5.750% due 8/15/04       3,990,000
     3,000,000   BBB+    New York City, NY GO,
                            Series G, 5.750% due 2/1/14                2,786,250
                         New York City, NY Municipal Water Finance
                            Authority & Sewer System Revenue:
                             Series A:
     2,500,000   A-            5.500% due 6/15/23                      2,303,125
     3,000,000   AAA           MBIA-Insured, 5.500% due 6/15/23        2,767,500
     1,790,000   AAA         Series B, MBIA-Insured,
                              5.375% due 6/15/19                       1,664,700
     3,000,000   A-          Series F, 5.500% due 6/15/20              2,805,000
                         New York State Dormitory Authority:
     5,000,000   AAA       City University System, 3rd Series,
                              AMBAC-Insured, 5.375% due 7/1/25         4,631,250
     2,000,000   AAA       Mount Sinai Medical School, Series A,
                              MBIA-Insured, 5.000% due 7/1/21          1,745,000


                       See Notes to Financial Statements.

----------------------------------      7      ---------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                     August 31, 1996 (unaudited) (continued)
--------------------------------------------------------------------------------

      Face
     Amount      Rating                    Security                     Value
================================================================================

New York -- 16.8% (continued)
   $ 1,000,000   AAA     New York State MTA Commuter
                            Facilities Revenue, Series A,
                            FGIC-Insured, 6.100% due 7/1/26         $  1,008,750
                         New York State Local Government
                            Assistance Corporation:
     7,000,000   A           5.000% due 4/1/21                         6,046,250
     4,500,000   A           5.500% due 4/1/23                         4,190,625
     4,690,000   Aa*     New York State Medical Care Facilities,
                            Finance Agency, (Healthcare Project A),
                            5.850% due 2/15/33                         4,437,913
     2,500,000   A+      Triborough Bridge & Tunnel Authority,
                            NY Revenue, Series A,
                            5.000% due 1/1/24                          2,140,625
--------------------------------------------------------------------------------
                                                                      40,516,988
--------------------------------------------------------------------------------
North Carolina -- 1.0%
     2,500,000   AAA     New Hanover County, NC Hospital Revenue,
                            (Regional Medical Center Project),
                            AMBAC-Insured, 5.750% due 10/1/16          2,453,125
--------------------------------------------------------------------------------
Ohio -- 0.7%
     1,750,000   AAA     Ohio State Water Development Authority
                            Revenue, Fresh Water Services,
                            AMBAC-Insured, 5.900% due 12/1/21          1,752,188
--------------------------------------------------------------------------------
Oklahoma -- 0.8%
     2,000,000   AAA     Tulsa, OK Metropolitan Utility Authority,
                            Utility Revenue, MBIA-Insured,
                            5.750% due 9/1/25                          1,935,000
--------------------------------------------------------------------------------
Pennsylvania -- 2.7%
     5,000,000   AAA     Allegheny County, PA Hospital Development
                            Revenue, FGIC-Insured,
                            5.625% due 10/1/20                         4,756,250
     1,900,000   AAA     Beaver County, PA  IDA PCR (Power Co.
                            Mansfield Project), Series A, AMBAC-
                            Insured, 5.450% due 9/15/28                1,717,125
--------------------------------------------------------------------------------
                                                                       6,473,375
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

----------------------------------      8      ---------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                     August 31, 1996 (unaudited) (continued)
--------------------------------------------------------------------------------

      Face
     Amount      Rating                    Security                     Value
================================================================================

Texas -- 10.6%
   $ 5,000,000   Aaa*    Arlington, TX Independent School District,
                            PSFG, 5.750% due 2/15/21                $  4,925,000
     1,000,000   AAA     Bexar County, TX Health Facilities
                            Development Corp., Revenue,
                            FSA-Insured, 6.100% due 11/15/23           1,015,000
                         Burleson, TX Independent School
                            District, PSFG:
       725,000   Aaa*        6.750% due 8/1/24                           779,375
     1,775,000   AAA         Pre-Refunded-- Escrowed with U.S.
                              Government Securities to 8/1/06
                            Call @ 100, 6.750% due 8/1/24              1,974,687
     3,650,000   AAA     El Paso, TX Independent School District,
                            PSFG, 5.900% due 2/15/13                   3,700,187
     1,000,000   AAA     Harris County, TX, Toll Road Senior Lien,
                            FGIC-Insured, 5.375% due 5/15/20             928,750
     2,000,000   AAA     Leander, TX Independent School District,
                            PSFG, 5.625% due 8/15/17                   1,952,500
     1,000,000   AAA     Red River Authority, TX PCR (West TX
                            Utility Co. Project), MBIA-Insured,
                            6.000% due 6/1/20                          1,000,000
     9,035,000   AA      Texas State Veterans Housing, GO,
                            Series B-4, 6.700% due 12/1/24(a)          9,204,406
--------------------------------------------------------------------------------
                                                                      25,479,905
--------------------------------------------------------------------------------
Utah -- 3.6%
                         Intermountain Power Agency,
                            Utah Power Supply Revenue:
     2,000,000   AA-         Series A, 5.500% due 7/1/20               1,857,500
     6,000,000   AA-         Series D, 5.000% due 7/1/21               5,212,500
     2,000,000   AAA     Murray City, Utah Hospital Revenue,
                            IHC Health Services Inc.,
                            MBIA-Insured, 5.000% due 5/15/22           1,717,500
--------------------------------------------------------------------------------
                                                                       8,787,500
--------------------------------------------------------------------------------
Virginia -- 4.1%
     2,000,000   AAA     Upper Occoquan Sewer Authority, Virginia
                            Regional Sewer Revenue, Series A,
                            MBIA-Insured, 5.000% due 7/1/25            1,752,500
     1,250,000   A+      Virginia College Building Authority,
                            Virginia Educational Facilities Revenue,
                            (Hampton University Project),
                            5.750% due 4/1/14                          1,228,125


                       See Notes to Financial Statements.

----------------------------------      9      ---------------------------------

--------------------------------------------------------------------------------
                             Schedule of Investments
                     August 31, 1996 (unaudited) (continued)
--------------------------------------------------------------------------------

      Face
     Amount      Rating                    Security                     Value
================================================================================

Virginia -- 4.1% (continued)
                         Virginia State Housing Development
                            Authority:
   $ 1,315,000   AA+         Series D-3, 5.800% due 7/1/10          $ 1,311,713
     3,760,000   AA+         Series A-1, 6.400% due 7/1/17            3,830,500
     1,675,000   AA+         Series D-1, 6.400% due 7/1/17            1,708,500
--------------------------------------------------------------------------------
                                                                      9,831,338
--------------------------------------------------------------------------------
Washington -- 7.3%
     3,000,000   Aa*     Clark County, WA School District  No. 037,
                            5.900% due 12/1/12                         3,037,500
                         Washington State Public Power
                            (Nuclear Project No. 3):
     6,000,000   AAA         FSA-Insured, 5.625% due 7/1/12            5,835,000
     5,000,000   AAA         MBIA-Insured, 5.600% due 7/1/15(b)        4,762,500
     4,250,000   AA          Series A, 5.500% due 7/1/18               3,851,563
--------------------------------------------------------------------------------
                                                                      17,486,563
--------------------------------------------------------------------------------
West Virginia -- 2.7%
                         Marion County, WV Community Solid
                            Waste Disposal Facilities Revenue,
                            (American Paper Recycling Project):
    10,000,000   NR          7.750% due 12/1/11(a)                     6,000,000
     1,000,000   NR          9.250% due 12/1/11(a)                       600,000
--------------------------------------------------------------------------------
                                                                       6,600,000
--------------------------------------------------------------------------------
Wisconsin -- 0.4%
     1,000,000   AA      Wisconsin Housing & Economic Development
                            Authority, Home Ownership Revenue,
                            Series F, 6.200% due 9/1/17                1,005,000
--------------------------------------------------------------------------------
Wyoming -- 0.8%
     2,000,000   AA      Wyoming Community Development Authority,
                            Housing Revenue, Series 4,
                            5.900% due 12/1/14                         1,980,000
--------------------------------------------------------------------------------
                         TOTAL INVESTMENTS -- 100%                  ------------
                         (COST -- $247,529,689**)                   $240,830,744
                                                                    ------------
================================================================================

(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(b)  Security segregated by custodian for open purchase commitments.
**   Aggregate cost for Federal income tax purposes is substantially the same.

See pages 12 and 13 for definition of ratings and certain security descriptions.


                       See Notes to Financial Statements.

----------------------------------     10      ---------------------------------

--------------------------------------------------------------------------------
                   Summary of Investments by Combined Ratings
                           August 31, 1996 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Standard &           Percent of
          Moody's           and/or           Poor's          Total Investments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Aaa                               AAA                  51.0%
            Aa                                AA                   23.2
             A                                 A                   10.6
            Baa                               BBB                   5.7
            NR                                NR                    9.5
                                                                   -----
                                                                   100.0%
                                                                   =====
--------------------------------------------------------------------------------


----------------------------------     11      ---------------------------------

--------------------------------------------------------------------------------
                                  Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Corporation ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Services Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA  --   Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

AA   --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A    --   Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB  --   Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa  --   Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   --   Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A    --   Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  --   Bonds that are rated "Baa" are considered as medium grade obligations,
          i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR   --   Indicates that the bond is not rated by Standard & Poor's or Moody's.


----------------------------------     12      ---------------------------------

--------------------------------------------------------------------------------
                              Security Descriptions
--------------------------------------------------------------------------------

ABAG     -- Association of Bay Area Governors
AIG      -- American International Guaranty
AMBAC    -- American Municipal Bond Assurance Corporation
BAN      -- Bond Anticipation Notes
BIG      -- Bond Investors Guaranty
CGIC     -- Capital Guaranty Insurance Company
CHFCLI   -- California Health Facility Construction Loan Insurance
COP      -- Certificate of Participation
EDA      -- Economic Development Authority
EDC      -- Economic Development Corporation
ETM      -- Escrowed to Maturity
FAIRS    -- Floating Adjustable Interest Rate Securities
FGIC     -- Financial Guaranty Insurance Company
FHA      -- Federal Housing Administration
FHLMC    -- Federal Home Loan Mortgage Corporation
FNMA     -- Federal National Mortgage Association
FRTC     -- Floating Rate Trust Certificates
FSA      -- Federal Savings Association
GIC      -- Guaranteed Investment Contract
GNMA     -- Government National Mortgage Association
GO       -- General Obligation
HDC      -- Housing Development Corporation
HFA      -- Housing Finance Authority
IDA      -- Industrial Development Agency
IDB      -- Industrial Development Board
IDR      -- Industrial Development Revenue
INFLOS   -- Inverse Floaters
ISD      -- Independent School District
LOC      -- Letter of Credit
MBIA     -- Municipal Bond Investors Assurance Corporation
MVRICS   -- Municipal Variable Rate Inverse Coupon Security
PCR      -- Pollution Control Revenue
PSFG     -- Permanent School Fund Guaranty
RAN      -- Revenue Anticipation Notes
RIBS     -- Residual Interest Bonds
RITES    -- Residual Interest Tax-Exempt Securities
SYCC     -- Structured Yield Curve Certificate
TAN      -- Tax Anticipation Notes
TECP     -- Tax Exempt Commercial Paper
TOB      -- Tender Option Bonds
TRAN     -- Tax and Revenue Anticipation Notes
VA       -- Veterans Administration
VRDD     -- Variable Rate Daily Demand
VRWE     -- Variable Rate Wednesday Demand


----------------------------------     13      ---------------------------------

--------------------------------------------------------------------------------
                       Statement of Assets and Liabilities
                                   (unaudited)
--------------------------------------------------------------------------------

                                                                 August 31, 1996
================================================================================
ASSETS:
  Investments, at value (Cost-- $247,529,689)                     $ 240,830,744
  Interest receivable                                                 3,672,655
--------------------------------------------------------------------------------
  Total Assets                                                      244,503,399
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    8,859,764
  Dividends payable                                                     590,790
  Payable to bank                                                       333,665
  Investment advisory fees payable                                      182,781
  Accrued expenses                                                      168,929
--------------------------------------------------------------------------------
  Total Liabilities                                                  10,135,929
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 234,367,470
================================================================================
NET ASSETS:
  Par value of capital shares                                     $      19,558
  Capital paid in excess of par value                               234,080,593
  Undistributed net investment income                                 1,434,288
  Accumulated net realized gain on security transactions              5,531,976
  Net unrealized depreciation of investments                         (6,698,945)
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $11.98 a share on 19,558,334 shares of
  $0.001 par value outstanding; 500,000,000 shares authorized)    $ 234,367,470
================================================================================


                       See Notes to Financial Statements.

----------------------------------     14      ---------------------------------

--------------------------------------------------------------------------------
                             Statement of Operations
                                   (unaudited)
--------------------------------------------------------------------------------

                                                                   Three Months
                                                                      Ended
                                                                     8/31/96
================================================================================
INVESTMENT INCOME:
  Interest                                                         $  3,940,034
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)                                     538,709
  Shareholder communications                                             30,164
  Audit and legal                                                        15,434
  Shareholder and system servicing fees                                  10,691
  Directors' fees                                                        10,167
  Registration fees                                                       7,063
  Custody                                                                 3,142
  Pricing service fees                                                    2,303
  Other                                                                   2,509
--------------------------------------------------------------------------------
  Total Expenses                                                        620,182
--------------------------------------------------------------------------------
  Net Investment Income                                               3,319,852
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              71,627,505
    Cost of securities sold                                          69,954,085
--------------------------------------------------------------------------------
  Net Realized Gain                                                   1,673,420
--------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation
  of Investments:
    Beginning of period                                              (1,125,861)
    End of period                                                    (6,698,945)
--------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                            (5,573,084)
Net Loss on Investments                                              (3,899,664)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $   (579,812)
================================================================================


                       See Notes to Financial Statements.

----------------------------------     15      ---------------------------------

--------------------------------------------------------------------------------
                       Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                  Three Months
                                                      Ended            Year
                                                     8/31/96           Ended
                                                   (unaudited)        5/31/96
================================================================================
OPERATIONS:
   Net investment income                         $   3,319,852    $  12,860,049
   Net realized gain                                 1,673,420        5,005,387
   Increase in net unrealized depreciation          (5,573,084)     (13,167,657)
--------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
     From Operations                                  (579,812)       4,697,779
--------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 4):
   Net investment income                            (3,520,500)     (12,908,597)
   Net realized gains                                     --         (4,540,862)
--------------------------------------------------------------------------------
   Decrease in Net Assets From
      Distributions to Shareholders                 (3,520,500)     (17,449,459)
--------------------------------------------------------------------------------
Decrease in Net Assets                              (4,100,312)     (12,751,680)
NET ASSETS:
   Beginning of period                             238,467,782      251,219,462
--------------------------------------------------------------------------------
   End of period*                                $ 234,367,470    $ 238,467,782
================================================================================
* Includes undistributed net investment
    income of:                                   $   1,434,288    $   1,634,936
================================================================================


                       See Notes to Financial Statements.

----------------------------------     16      ---------------------------------

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                                   (unaudited)
--------------------------------------------------------------------------------

     1. Significant Accounting Policies

     Greenwich Street Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, as applicable; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) certain prior years amounts have been restated to reflect current year's presentation. Net investment income, realized gains, and net assets were not affected by this change; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     2. Investment Advisory Agreement and Other Transactions

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment adviser to the Fund. The Fund pays SBMFM an advisory fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.


----------------------------------     17      ---------------------------------

--------------------------------------------------------------------------------
                          Notes to Financial Statements
                             (unaudited) (continued)
--------------------------------------------------------------------------------

     All officers and one Director of the Fund are employees of Smith Barney
Inc.

     3. Securities Transactions

     For the three months ended August 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were $85,837,952 and $71,627,505, respectively.

     At August 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                    $ (5,291,213)*
Gross unrealized depreciation                                     (11,990,158)*
--------------------------------------------------------------------------------
Net unrealized depreciation                                      $ (6,698,945)*
================================================================================
* Substantially the same for Federal income tax purposes.

     4. Dividends, Exempt-Interest Dividends and Other Distributions

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


----------------------------------     18      ---------------------------------

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                            1996(1)          1996          1995(2)
=====================================================================================
Net Asset Value, Beginning of Period       $   12.19       $   12.84     $   12.00
-------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                        0.17            0.66          0.63
   Net realized and unrealized gain (loss)     (0.20)          (0.42)         0.77
-------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (0.03)           0.24          1.40
-------------------------------------------------------------------------------------
Offering Costs Charged to Paid-In Capital       --              --           (0.02)
-------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                       (0.18)          (0.66)        (0.54)
   Net realized gains                           --             (0.23)         --
-------------------------------------------------------------------------------------
Total Distributions                            (0.18)          (0.89)        (0.54)
-------------------------------------------------------------------------------------
Net Asset Value, End of Period             $   11.98       $   12.19     $   12.84
-------------------------------------------------------------------------------------
Total Return                                   (0.19)%++        2.40%         1.65%++
-------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $ 234,367       $ 238,468     $ 251,219
-------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                     1.04%+          1.06%         1.05%+
   Net investment income                        5.55+           5.17          5.63+
-------------------------------------------------------------------------------------
Portfolio Turnover Rate                           30%             42%          115%
-------------------------------------------------------------------------------------
Market Value, End of Period                $  11.750       $  11.375     $  11.625
=====================================================================================

(1)  For the three months ended August 31, 1996 (unaudited).
(2) For the period from June 24, 1994 (commencement of operations) to May 31, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


----------------------------------     19      ---------------------------------

--------------------------------------------------------------------------------
                         Quarterly Results of Operations
                                   (unaudited)
--------------------------------------------------------------------------------

                                                                 Net Realized               Net Increase
                                                                and Unrealized             (Decrease) in
                   Investment          Net Investment           Gain (Loss) on            Net Assets From
                     Income                Income                 Investments               Operations
-------------------------------------------------------------------------------------------------------------

 Quarter                    Per                    Per                      Per                       Per
  Ended         Total      Share       Total      Share        Total       Share         Total       Share
=============================================================================================================
 8/31/94*   $  2,522,206   $ 0.13   $ 2,049,342   $ 0.11   $  4,076,999    $  0.20    $  6,126,341   $  0.31
11/30/94       3,946,853     0.20     3,334,708     0.17    (22,644,150)     (1.16)    (19,309,442)    (0.99)
 2/28/95       3,990,277     0.20     3,363,082     0.17     24,095,398       1.23      27,458,480      1.40
 5/31/95       4,061,565     0.21     3,497,852     0.18      9,687,147       0.50      13,184,999      0.68
 8/31/95       3,871,127     0.20     3,186,132     0.16     (3,092,160)     (0.16)         93,972      0.01
11/30/95       3,890,364     0.20     3,202,189     0.16      8,514,682       0.44      11,716,871      0.60
 2/29/96       3,877,668     0.20     3,181,364     0.16     (2,239,170)     (0.11)        942,194      0.04
 5/31/96       3,852,531     0.19     3,290,364     0.18    (11,345,622)     (0.59)     (8,055,258)    (0.41)
 8/31/96       3,940,034     0.20     3,319,852     0.17     (3,899,664)     (0.20)       (579,812)    (0.03)
=============================================================================================================

* For the period from June 24, 1994 (commencement of operations) to August 31, 1994.


----------------------------------     20      ---------------------------------

--------------------------------------------------------------------------------
                                 Financial Data
                                   (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                           NYSE                                Dividend
 Record      Payable      Closing     Net Asset   Dividend   Reinvestment
  Date         Date        Price*       Value*      Paid        Price
================================================================================
 9/23/94      9/30/94    $ 11.250     $   11.93   $   0.06     $ 11.50
10/24/94     10/31/94      11.125         11.63       0.06       10.91
11/22/94     11/30/94      10.375         10.81       0.06       10.57
12/22/94     12/30/94      10.125         11.33       0.06       10.47
 1/24/95      1/31/95      10.875         11.63       0.06       11.15
 2/21/95      2/28/95      11.500         12.19       0.06       11.60
 3/24/95      3/31/95      11.500         12.40       0.06       11.49
 4/21/95      4/28/95      11.375         12.57       0.06       11.47
 5/23/95      5/31/95      11.375         12.72       0.06       11.69
 6/27/95      6/30/95      11.375         12.71       0.06       11.62
 7/25/95      7/31/95      11.438         12.53       0.06       11.48
 8/22/95      8/25/95      11.375         12.86       0.06       11.20
 9/26/95      9/29/95      11.500         12.62       0.06       11.58
10/24/95     10/27/95      11.500         12.84       0.06       11.64
11/20/95     11/24/95      11.750         12.95       0.06       11.84
12/26/95+    12/29/95      12.125         12.99       0.23       12.10
 1/23/96      1/26/96      11.875         12.92       0.06       12.12
 2/20/96      2/23/96      12.000         12.86       0.06       11.93
 3/26/96      3/29/96      11.375         12.55       0.06       11.54
 4/23/96      4/26/96      11.438         12.32       0.06       11.42
 5/28/96      5/31/96      11.375         12.35       0.06       11.43
 6/25/96      6/28/96      11.250         12.10       0.06       11.54
 7/23/96      7/26/96      11.375         12.06       0.06       11.58
 8/27/96      8/30/96      11.625         12.10       0.06       11.70
================================================================================
*    As of record date.
+    Capital gain distribution.


----------------------------------     21      ---------------------------------

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                                   (unaudited)
--------------------------------------------------------------------------------

     Under the Fund's Dividend Reinvestment Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Stock under the Plan, but only if the service is provided by the broker or nominee, and the broker or nominee makes an election on behalf of the shareholder to participate in the Plan. Distributions with respect to Common Stock registered in the name of Smith Barney will automatically be reinvested by Smith Barney in additional shares under the Plan unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Fund's Common Stock is equal to or exceeds the net asset value per share, participants will be issued shares of Common Stock valued at the greater (i) net asset value per share or (ii) 95% of the then current market price. If the net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, First Data will buy shares of the Fund's Common Stock on the open market, on the New York Stock Exchange, Inc. or elsewhere, beginning on the payment date of the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants.

     First Data may commence purchasing shares beginning on the record date for the dividend or distribution. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If First Data commences purchases in the open market and the market price of the shares subsequently exceeds net asset value before the completion of the purchases, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares at net asset value per share. In


----------------------------------     22      ---------------------------------

--------------------------------------------------------------------------------
                           Dividend Reinvestment Plan
                             (unaudited) (continued)
--------------------------------------------------------------------------------

this case, the number of shares of Common Stock received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to First Data's open market purchases of shares of Common Stock in connection with reinvestment of dividends or capital gains distributions.

     A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares of Common Stock.

     A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination according to a participant's instructions, First Data will either (a) issue certificates for the whole shares credited to a Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be $5.00 fee assessed for liquidation service, plus brokerage commissions, and First Data is authorized to sell a sufficient number of a participant's shares to cover such amounts.

     The Plan is described in more detail on pages 38-40 of the Fund's Prospectus dated June 16, 1994. Information concerning the Plan may be obtained from First Data at (800) 331-1710.

--------------------------------------------------------------------------------
                       Additional Shareholder Information
                                   (unaudited)
--------------------------------------------------------------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.


----------------------------------     23      ---------------------------------

                           Greenwich Street Municipal
                                    Fund Inc.

Directors

Charles F. Barber
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President
and Investment Officer

David Fare
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Adviser

Smith Barney Mutual Funds
 Management Inc.
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services
 Group, Inc.
P.O. Box 1376
Boston, Massachusetts 02104

Custodian

PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103


----------------------------------     24      ---------------------------------

                      This report is to the shareholders of
                      Greenwich Street Municipal Fund Inc.
                 for their information. It is not a Prospectus,
               circular or representation intended for use in the
                       purchase or sale of the Fund or any
                       securities mentioned in the report.


                                  FD0778 10/96